EXHIBIT 10.8


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT made and entered into as of the 1st day of July, 1997 by Taylor Investment Corporation, a Minnesota corporation (herein called "Borrower") for the benefit of Diversified Business Credit, Inc., a Minnesota Corporation (herein called "Lender").

                                   WITNESSETH

         WHEREAS, Borrower and Lender previously entered into that certain Credit Agreement dated as of November 18, 1986, as amended by that certain Amendment to Credit Agreement dated June 23, 1993, that certain Second Amendment to the Credit Agreement dated June 12, 1995 and that certain Third Amendment to the Credit Agreement dated September 30, 1996 (collectively, the Credit Agreement together with the Fourth Amendment are herein called the "Credit Agreement").

         WHEREAS, Borrower and Lender desire to alter, amend and modify the Credit Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Definitions "Maturity Date" is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

                  "Maturity Date" shall mean April 30, 1998 or, as provided in Paragraph 6 of the Third Amendment and any subsequent anniversary date thereof.

         2. Paragraph 2(d) of the Third Amendment is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

                  2(d) SUPPLEMENTAL LOAN FACILITY. Subject to the terms and conditions of this Credit Agreement, Lender shall make Advances upon the request of the Borrower pursuant to a Supplemental Loan Facility. Subject to Paragraph 3 of the Third Amendment, the maximum aggregate principal amount of all Advances outstanding at any one time under the Supplemental Loan Facility shall not exceed the lower of (I) Two Million Two Hundred Fifty Thousand ($2,250,000.00) or (ii) twenty-five percent (25%) of the principal amount of Advances outstanding under the Receivable Revolver Loan Facility, Real Estate Loan Facility, Laurentian Loan Facility and Supplemental Loan Facility; provided, however, during the period from the date of this Fourth Amendment until December 31, 1997, the requirement contained in subsection 2(d)(ii) shall be waived.

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         3.       Except as expressly amended hereby or previously amended in writing, the Credit Agreement and Security Documents shall remain in full force and effect in accordance with their original terms and binding upon and enforceable against Borrower, and not subject to any defense, counterclaim or right of setoff.

         IN WITNESS WHEREOF, this Amendment to the Credit Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                        Taylor Investment Corporation


                                        By      /s/ Philip C. Taylor
                                           -------------------------------------
                                                Its President

                                        ADDRESS:

                                        Suite 506
                                        43 Main Street South
                                        Minneapolis, Minnesota  55414

Accepted at Minneapolis, MN
on July 1, 1997.

Diversified Business Credit, Inc.


By      /s/
   -----------------------------------
        Its Vice President


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                              CONSENT OF GUARANTOR

         The undersigned consents to this Fourth Amendment and all previous Amendments and acknowledges and agrees that the guarantee of the Indebtedness and Obligations of Borrower as set forth in the Guaranty dated November 18, 1996 is in full force and effect in accordance with the original terms and binding upon and enforceable against the undersigned, not subject to any defense, counterclaim or right or setoff.

Dated: June 27, 1997                          /s/ Philip C. Taylor
                                        ----------------------------------------
                                              Philip C. Taylor


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